 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2012

Date of Report (Date of earliest event reported)

Powder River Coal Corp.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54257

(Commission File Number)

27-3079741

(IRS Employer Identification No.)

123 W. 1st Street, Suite 675, Casper, Wyoming 82601

(Address of Principal Executive Offices and Zip Code)

(307) 459-0571

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On September 19, 2012, Powder River Coal Corp. (“PRCC” or the “Company”) executed and accepted a Subscription Agreement from Evpatoria Holdings, Ltd., to issue 300,000 Units of the Company’s unregistered Securities (as hereinafter defined) at the aggregate price of US$75,000.00 ($0.25 per Unit).

Each Unit consists of one share of common stock of the Company (each, a “Share”) and one common share purchase warrant (a “Warrant”) subject to adjustment.  One Warrant shall be non-transferable and shall entitle the holder thereof to purchase one share of common stock of the Company (each, a “Warrant Share”), as presently constituted, for a period of three (3) years commencing from the Closing Date of September 19, 2012, at a price per Warrant Share of US$1.25 per Warrant Share.  The Shares, Warrants and the Warrant Shares are referred to as the “Securities”.

The Company relied upon the transaction exemptions set forth pursuant to Securities and Exchange Commission Regulation S (“Regulation S”) in connection with the issuance of its unregistered Securities. The subscribing foreign entity provided the following acknowledgements, representations and warranties to the Company in connection with the sale under Regulation S:

a.

none of the Securities have been registered under the Securities Act of 1933 (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and federal securities laws;

b.

the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities;

c.

the Company will refuse to register any transfer of the Shares and/or Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and federal securities laws; and

d.

the statutory and regulatory basis for the exemption claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and federal securities laws.

Based upon the foregoing facts and representations of subscriber and the Company’s familiarity such foreign subscriber, the Company is satisfied that it has complied with the requirements of Regulation S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWDER RIVER COAL CORP.

By:

/s/:  Andrew D. Grant

Andrew D. Grant, Chief Executive Officer

DATED:  September 20, 2012.

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